AMENDING AGREEMENT TO THE SHARE ISSUANCE AGREEMENT

THIS AMENDING AGREEMENT (the “Amending Agreement”) made the 23rd day of November, 2011.

AMONG:

Liberty Energy Corp., a Nevada corporation, of Two Allen Center, Suite 1600,
1200 Smith Street, Houston, TX, 77000.

("Pubco")

AND:

Asia-Pacific Capital Ltd.,

("Lender")

WHEREAS the parties entered into a share issuance agreement dated July 19, 2010 (the "Share Issuance Agreement");

AND WHEREAS the parties have agreed to amend the pricing mechanisms within the Share Issuance Agreement;

AND WHEREAS the parties desire to amend the Share Issuance Agreement in respect of the foregoing;

THEREFORE in consideration of the premises and mutual covenants and agreements herein contained, and for other good and valuable consideration, the parties hereto agree as follows:

1.	The definition of “Unit Price” in Section 1.1 of the Share Issuance Agreement shall be deleted and replaced with the following

“UNIT PRICE” means a price equal 95% of the volume weighted average of the closing price (the “VWAP”) of Common Stock for the ten (10) Banking Days immediately preceding the date of the Notice, as quoted on Google Finance or other source of stock quotes as agreed to by the parties, but at no time less than $0.05 per share;

2.

The parties further agree that the intent and the wording of the Share Issuance Agreement be and is hereby amended for such additional changes as may be necessary or incidental in order to give effect to the foregoing agreement between the parties.

3.	Except as hereby amended, the Share Issuance Agreement shall remain un-amended and in full force and effect.

4.	This Amending Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

5.	This Amending Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF the parties have properly executed this Amending Agreement as of the day and year first above written.

ASIA-PACIFIC CAPITAL LTD.		LIBERTY ENERGY CORP.

per:	/s/ signed	per:	/s/ signed
	Authorized Signatory		Authorized Signatory